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                                                                    EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Registration Statement No.
33-86840 of Washington Mutual, Inc. on Form S-8 of our report dated February 14, 1997, appearing in the Annual Report on Form 10-K of Washington Mutual, Inc. for the year ended December 31, 1996.



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DELOITTE & TOUCHE LLP

Seattle, Washington
March 6, 1997
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INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Amendment No. 2 to Registration
Statement No. 33-93850 of Washington Mutual, Inc. on Form S-3 of our report dated February 14, 1997, appearing in the Annual Report on Form 10-K of Washington Mutual, Inc. for the year ended December 31, 1996.


[DELOITTE & TOUCHE LLP SIGNATURE]

DELOITTE & TOUCHE LLP

Seattle, Washington
March 6, 1997